This is filed pursuant to Rule 497(e).

AllianceBernstein Variable Products Series Fund, Inc.
File Nos. 33-18647 and 811-05398.

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ALLIANCEBERNSTEIN INVESTMENT
RESEARCH AND MANAGEMENT [LOGO] (SM)


                          ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

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      Supplement dated October 3, 2003 to the Prospectuses dated May 1, 2003 that offer the Class A and Class B shares of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). This Supplement provides additional information under the heading "Management of the Portfolios" and supersedes certain information relating to the AllianceBernstein Technology Portfolio and the AllianceBernstein Americas Government Income Portfolio under the heading "Management of the Portfolios-Portfolio Managers" in the Prospectuses.

Management of the Portfolios

      Alliance Capital Management L.P., the Fund's Adviser, has issued a press release announcing that it has been contacted by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares, and that Alliance Capital has been providing full cooperation.

      Alliance Capital also announced that, based on the preliminary results of its own ongoing internal investigation concerning mutual fund transactions, it has identified conflicts of interest in connection with certain market timing transactions. In this regard, Alliance Capital has suspended two of its employees, one of whom had been an officer of the Fund and the portfolio manager of the Fund's AllianceBernstein Technology Portfolio, and the other of whom had been an executive involved in selling Alliance Capital's hedge fund products.

      Alliance Capital also announced that its Board of Directors authorized a special committee, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

Management of the Portfolios-Portfolio Managers

Technology Portfolio

      Effective September 30, 2003, Janet Walsh is the person who is primarily responsible for the day-to-day management of the AllianceBernstein Technology Portfolio. Ms. Walsh is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), with which she has been associated since prior to 1998.

Americas Government Income Portfolio

      Paul J. DeNoon, Douglas J. Peebles, and Michael L. Mon, are the persons who are primarily responsible for the day-to-day management of the Portfolio. Mr. Peebles and Mr. Mon replace Ivan Rudolph-Shabinsky and Sean Kelleher. Mr. Peebles is a Senior Vice President of ACMC, with which he has been associated since prior to 1998. Mr. Mon is a Vice President of ACMC, with which he has been associated since June 1999. Prior thereto, he was a Portfolio Manager at Brundage, Story and Rose since 1998.

You should retain this Supplement with your prospectus for future reference.

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